Exhibit 10.2

INTELLECTUAL PROPERTY SECURITY AGREEMENT

This Intellectual Property Security Agreement is entered into as of March 29, 2016 by and between HERITAGE BANK OF COMMERCE, a California corporation (“Bank”) and USA TECHNOLOGIES, INC. (“Borrower”).

RECITALS

Bank has agreed to make certain advances of money and to extend certain financial accommodations to Borrower under that certain Loan and Security Agreement by and between Bank and Borrower dated of even date herewith (as amended from time to time, the “Loan Agreement”). Capitalized terms used herein are used as defined in the Loan Agreement. Pursuant to the terms of the Loan Agreement, Borrower has granted to Bank a security interest in the Collateral.

NOW, THEREFORE, Borrower agrees as follows:

AGREEMENT

To secure its Obligations under the Loan Agreement, Borrower grants to Bank a security interest in all of Borrower’s right, title and interest in, its Intellectual Property (including without limitation those Copyrights, Patents and Trademarks listed on Schedules A, B and C hereto) and all proceeds thereof (such as, by way of example but not by way of limitation, license royalties and proceeds of infringement suits), the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world and all re-issues, divisions, continuations, renewals, extensions and continuations-in-part thereof. Borrower represents and warrants that Schedules A, B and C attached hereto set forth any and all Intellectual Property in connection to which Borrower has registered or filed an application with either the United States Patent and Trademark Office or the United States Copyright Office, as applicable. Bank shall release and terminate its security interest in Borrower’s Intellectual Property upon satisfaction of Borrower’s Obligations (other than inchoate indemnity obligations and any other obligations which, by their terms, are to survive the termination of the Loan Agreement), and shall execute and deliver such further instruments and take such further action as may reasonably be requested by Borrower to effect the release and termination of such security interest and to re-vest in Borrower the full title to the Intellectual Property. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute the same instrument.

[signature page follows]

IN WITNESS WHEREOF, the parties have caused this Intellectual Property Security Agreement to be duly executed by its officers thereunto duly authorized as of the first date written above.

BORROWER:
USA TECHNOLOGIES, INC.
Address of Borrower:
	By:	/s/ Stephen P. Herbert
100 Deerfield Lane, Suite 140	Name:	Stephen P. Herbert
Malvern, PA 19355	Title:	Chairman and Chief Executive Officer
Attn: Chief Financial Officer
Fax: 610-989-0344
Email: lmaxwell@usatech.com

BANK:
Address of Bank:
HERITAGE BANK OF COMMERCE
150 South Almaden Blvd.
San Jose, CA 95113	By:	/s/ Karla Schrader
Attn: Mike Hansen	Name:	Karla Schrader
Fax: (408) 947-6910	Title:	VP
Email: Mike.Hansen@herbank.com

SCHEDULE A

Copyrights

If None, check this box: ☑

SCHEDULE B

Patents

Description	Patent / Application Number
An in-vehicle device for wirelessly connecting a vehicle to the internet and for transacting e-commerce and e-business	6,856,820
Apparatus and methods for monitoring and communicating with a plurality of networked vending machines	5,844,808
Apparatus, system, and methods for retrofitting vending systems with wireless communication	Serial #: 14/681,463
Card reader assembly	7,690,495
Cashless vending transaction management by a vend assist mode of operation	7,693,602
Cashless vending transaction management by a vend assist mode of operation	7,076,329
Cashless vending system with tethered payment interface	7,464,867
Communicating interactive digital content between vehicles and internet based data processing resources for the purpose of transacting e-commerce or conducting e-business	6,615,186
Communication interface device for managing wireless data transmission between a vehicle and the internet	7,003,289
Credit and bank issued debit card operated system and method for controlling a prepaid card encoding/dispensing machine	5,637,845 (Expired)
Credit and bank issued debit card operated system and method for controlling a vending machine	6,152,365 (Expired)
Credit card and bank issued debit card operated system and method for controlling and monitoring access of computer and copy equipment	5,619,024 (Expired)
Credit card, smart card and bank issued debit card operated system and method for processing electronic transactions	6,119,934 (Expired)
Dataport	D423,474 (Expired)
Devices and Methods for Providing Cashless Payment and Diagnostics for Vending Machines	8,373,558
Dynamic identification interchange method for exchanging one form of identification for another	6,754,641
Electronic commerce terminal enclosure	D428,047 (Expired)
Electronic commerce terminal enclosure with brackets	D441,401 (Expired)
Electronic commerce terminal enclosure for a vending machine	D428,444 (Expired)
Electronic commerce terminal enclosure for a vending machine	D437,890 (Expired)
External power management device with current monitoring precluding shutdown during high current	6,243,626

Laptop data port enclosure	D415,742 (Expired)
MDB transaction string effectuated cashless vending	7,131,575
Method and Apparatus for Conserving Power Consumed by a Refrigerated Appliance Utilizing Audio Signal Detection	7,286,907
Method and apparatus for conserving power consumed by a vending machine utilizing audio signal detection	7,856,289
Method and Apparatus for Power Management Control of a Compressor-Based Appliance that Reduces Electrical Power Consumption of an Appliance	6,975,926
Method and Apparatus for Power Management Control of a Compressor-Based Appliance that Reduces Electrical Power Consumption of an Appliance	7,200,467
Method of constructing a digital content play list for transmission and presentation on a public access electronic terminal	7,805,338
Method of transacting an electronic mail, an electronic commerce, and an electronic business transaction by an electronic commerce terminal operated on a transportation vehicle	6,622,124
Method to obtain customer specific data for public access electronic commerce services	6,606,605
Mounting bracket for mounting a cashless payment terminal to a vending machine	D480,948
Paper guide for a point of sale terminal	D475,750
Point of Sale Terminal Mountable on a Vending Machine	D543,588
Power-conservation system for computer peripherals	5,477,476 (Expired)
Power conservation system based on indoor/outdoor and ambient-light determination	6,801,836
Printer bracket for point of sale terminal	D475,414
Printer bracket for point of sale terminal	D476,036
Refrigerated vending machine exploiting expanded temperature variance during power-conservation mode	6,389,822
Refrigerated vending machine exploiting expanded temperature variance during power-conservation mode	6,581,396
Refrigerated vending machine exploiting expanded temperature variance during power-conservation mode	6,898,942
Refrigerated vending machine exploiting expanded temperature variance during power-conservation mode	6,931,869
Sign holder	D418,878 (Expired)
System and method for networking and controlling vending machines	6,056,194 (Expired)
System and method for networking and controlling vending machines	6,321,985 (Expired)
System for Providing Remote Audit, Cashless Payment, and Interactive Transaction Capabilities in a Vending Machine	6,505,095

Systems and methods for sending information to mobile devices utilizing mobile device identifiers	Serial #: 14/681,294
Systems and methods for wireless authorization of transactions with mobile payment devices	Serial #: 14/499,796
Transacting E-commerce and Conducting E-business Related to Identifying and Procuring Automotive Service and Vehicle Replacement Parts	6,389,337
Transceiver base unit	D478,577
Unattended retail systems, methods and devices for linking payments, loyalty, and rewards	9,245,269
Universal interactive advertising and payment system for public access electronic commerce and business related products and services	6,609,102
Universal interactive advertising and payment system network for public access electronic commerce and business related products and services	6,604,085
Universal interactive advertising and payment system network for public access electronic commerce and business related products and services	6,601,038
Universal interactive advertising and payment system network for public access electronic commerce and business related products and services	6,601,037
Universal interactive advertising and payment system network for public access electronic commerce and business related products and services	6,611,810
Universal interactive advertising and payment system network for public access electronic commerce and business related products and services	6,604,086
Universal interactive advertising and payment system network for public access electronic commerce and business related products and services	6,601,039
Universal interactive advertising and payment system network for public access electronic commerce and business related products and services	6,606,602
Universal interactive advertising and payment system network for public access electronic commerce and business related products and services	6,615,183
Universal interactive advertising and payment system network for public access electronic commerce and business related products and services	6,604,087
Universal interactive advertising and payment system network for public access electronic commerce and business related products and services	6,601,040
Universal interactive advertising and payment system network for public access electronic commerce and business related products and services	6,609,103

Universal interactive advertising and payment system network for public access electronic commerce and business related products and services	6,629,080
Universal interactive advertising and payment system network for public access electronic commerce and business related products and services	7,089,209
Universal interactive advertising and payment system network for public access electronic commerce and business related products and services	6,643,623
Universal interactive advertising and payment system network for public access electronic commerce and business related products and services	6,684,197
Universal interactive advertising and payment system network for public access electronic commerce and business related products and services	6,807,532
Universal interactive advertising and payment system network for public access electronic commerce and business related products and services	6,763,336
User interface bracket for a point of sale terminal	D475,751
User interface bracket for a point of sale terminal	D476,037
Vehicle related wireless scientific instrumentation telematics	6,895,310
Vehicle related wireless scientific instrumentation telematics	6,853,894
Vending approval systems, methods, and apparatus using card readers	9,159,182
Vending interface controller	D727,428
Vending machine cashless payment terminal	D477,030
Vending machine nutritional information display system using standard inventory control system components	8,788,341
Vending machine nutritional information display system using standard inventory control system components	8,583,280
Wireless system for communicating cashless vending transaction data and vending machine audit data to remote locations	7,593,897
Wireless system for communicating cashless vending transaction data and vending machine audit data to remote locations	7,865,430
Wireless system for communicating cashless vending transaction data and vending machine audit data to remote locations	7,630,939
Wireless system for communicating cashless vending transaction data and vending machine audit data to remote locations	8,596,529
Wireless system for communicating cashless vending transaction data and vending machine audit data to remote locations	Serial #: 14/071,021
Wireless Vehicle Diagnostics Device and Method with Service and Part Determination Capabilities (as amended)	7,502,672

SCHEDULE C

Trademarks

Description	Serial / Registration Number	Application / Registration Date
BLUELIGHT SEQUENCE	3352247	12/11/2007
ENERGYMISER	3424496	5/6/2008
SNACKMISER	2920610	1/25/2005
CM2IQ	3130829	8/15/2006
VM2IQ	3130828	8/15/2006
VENDINGMISER	2628447	10/1/2002
EPORT	77948652 (Abandoned) (Dead)	3/2/2010
PAYDOT	77597651 (Abandoned) (Dead)	10/22/2008
EPORT EDGE	3764912	3/23/2010
CREATING VALUE THROUGH	4139315	5/8/2012
EPORT CONNECT	3462181	7/8/2008
USALIVE	2845393	5/25/2004
E-PORT	2724498	6/10/2003
E-PORT	2700645	3/25/2003
THE OFFICE THAT NEVER SLEEPS	2552992 (Cancelled) (Dead)	3/23/1999
TRANSACT	2598187	7/23/2002
PC EXPRESS	2520390	12/18/2001
USA TECHNOLOGIES	2020215	12/3/1996
BLUELIGHT SEQUENCE	85907829	4/18/2013
BUSINESS EXPRESS	2234770	3/23/1999
EPORT	86070271	9/20/2013
EPORT GO	4513884	4/15/2014
EPORT MOBILE	4542131	6/3/2014
EPORT MOBILE & DESIGN	4713726	3/31/2015
ESUDS	4354183	6/18/2013
INTELLIGENT VENDING	3641380	6/16/2009
QUICK CONNECT	86068891 (Abandoned) (Dead)	9/19/2013
USA TECHNOLOGIES	4903734	2/23/2016
USA TECHNOLOGIES	4903756	2/23/2016
VENDSCREEN	4716736	4/7/2015
VENDSCREEN	4827283	10/6/2015